FIRST AMENDMENT TO
AGREEMENT FOR PURCHASE AND SALE

THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE (this “Amendment”), is made as of March 11, 2014, by and among, (i) ARC Hospitality Baltimore, LLC, ARC Hospitality Providence, LLC, ARC Hospitality Stratford, LLC, and ARC Hospitality GA Tech, LLC, each a Delaware limited liability company (collectively, “Purchaser”), and (ii) HFP Hotel Owner II, LLC, a Delaware limited liability company (“HFP Seller”), CSB Stratford, LLC, a Delaware limited liability company (“CSB Seller”), and CC Technology Square, LLC, a Delaware limited liability company (“CC Technology Seller” and together with HFP Seller and CSB Seller individually and collectively, “Seller”).

WHEREAS, Purchaser and Seller entered into that certain Agreement for Purchase and Sale, dated January 30, 2014 (the “Agreement”), with regard to the Hotels, more particularly described in the Agreement. Purchaser and Seller wish to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promise contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree that the Agreement shall be amended as follows:

1.	Section 5.14. Purchaser and Seller, by mutual consent, hereby change the ten (10) day time period in Section 5.14 to a thirty-day time period from the date of the Agreement.

2.	GECC Loan. Notwithstanding anything to the contrary in the Agreement, the parties agree that on the Closing Date, in lieu of Purchaser assuming the Loan, the Loan will be prepaid by the Purchaser (the “Loan Prepayment”) and Purchaser will separately seek a loan from a lender to be determined and chosen by Buyer (“Purchaser’s Lender”). The parties’ intent with subsections (a) through (x) is to (i) reflect the foregoing, (ii) set forth the obligations of each party with respect to the Loan Prepayment, and (iii) set forth the obligations of Seller with respect to the New Loan. All subsections below and the Agreement shall be read in accordance with that intent. Both parties agree, by mutual consent, as follows:

a.	Section 1.1. The following terms shall be added to Section 1.1 of the Agreement:

i.	“Loan Prepayment”: the prepayment of the Loan, as well as any other related costs and fees, by the Purchaser on the Closing Date;
ii.	“New Loan’: a loan from Purchaser’s Lender to Purchaser (or its affiliate) secured by one or more of the Hotels; and
iii.	“Purchaser’s New Lender”: a lender to be determined and chosen by Buyer.

b.	Section 1.1.3. The defined term “Additional Advances” is removed and all references are stricken from the Agreement.

c.	Section 1.1.4. The defined term “Additional Collateral” is removed and all references are stricken from the Agreement.

d.	Section 1.1.35. The defined term “Existing Loan Amount” is removed and all references are stricken from the Agreement.

e.	Section 1.1.45. The defined term “GECC Approval” is removed and all references are stricken from the Agreement.

f.	Section 1.1.72. The defined term “Loan Agreement” is removed and all references are stricken from the Agreement.

g.	Section 1.1.73. The defined term “Loan Assumption” is removed and all references are stricken from the Agreement.

h.	Section 1.1.74. The defined term “Loan Assumption Documents” is removed and all references are stricken from the Agreement.

i.	Section 1.1.76. The defined term “Loan Reserves” is removed and all references are stricken from the Agreement.

j.	Section 1.1.86. The definition of Permitted Exceptions is amended to remove (vi) entirely.

k.	Section 1.1.98. The defined term “Release of HFP Seller” is removed and all references are stricken from the Agreement.

l.	Section 1.1.99. The defined term “Release of Existing Joinder Party” is removed and all references are stricken from the Agreement.

m.	Section 1.1.108. The defined term “Substitute Joinder” is removed and all references are stricken from the Agreement.

n.	Section 2.2.2(a). Section 2.2.2(a) is hereby deleted in its entirety and replaced with “A portion of the Purchase Price equal to the then-outstanding principal amount of the Loan as of the Closing Date shall be paid by Purchaser’s prepayment of the Loan on the Closing Date.”

o.	Section 5.2.2. Section 5.2.2. is hereby amended to remove the parenthetical “(other than mortgage lien of the GECC loan)” in its entirety.

p.	Section 5.10. Section 5.10 is deleted in its entirety.

q.	Section 6.1.5. Section 6.1.5 is deleted in its entirety and replaced with “Purchaser’s New Lender shall have issued approval, and executed, concurrently with closing, all documents necessary to evidence the New Loan.”

r.	Section 6.1.9 A new Section 6.1.9 is added as follows: “Section 6.19. In connection with the New Loan, Seller shall have delivered or be delivering simultaneously with Closing, to Purchaser an amount equal to one percent (1%) of the outstanding principal amount of the Loan as of the Closing Date (the “New Loan Fee”)”.

s.	Section 6.3.6. Section 6.3.6. is deleted in its entirety and replaced with “GECC shall have delivered to the Title Company a prepayment letter and any other documents reasonably required by Seller, Purchaser or the Title Company to evidence the Loan Prepayment.”

t.	Section 6.3.7. Section 6.3.7. is deleted in its entirety and replaced with “Purchaser shall have delivered or be delivering simultaneously with Closing to Seller all amounts necessary or required to effectuate the Loan Prepayment.”

u.	Section 7.2.14. Section 7.2.14 is deleted in its entirety.

v.	Section 7.3. Sections 7.3.9 through 7.3.11 are hereby deleted in their entirety.

w.	Section 7.4.6. A new Section 7.4.6 is hereby added as follows: “Seller shall be responsible for the New Loan Fee. Purchaser shall be responsible for all other costs and fees associated with the Loan Prepayment and the New Loan.”

x.	Section 10.2.17. The following sentence is removed in its entirety from Section 10.2.17: “Seller shall receive a credit for the amount of all escrows and reserves held by GECC as of the Apportionment Time that remain on deposit for the benefit of Purchaser.”

3.	Section 5.12. Pursuant to Section 5.12 of the Agreement, the parties have agreed to the list of Other Estoppel Certificates set forth on Schedule 1 to this Amendment.

4.	Schedule 1.1.90. In accordance with Section 5.14 of the Agreement, Schedule 1.1.90 in the Agreement is deleted in its entirety and replaced by Schedule 1.1.90 attached to this Amendment.

5.	Schedule 2.3. In accordance with Section 5.14 of the Agreement, Schedule 2.3 in the Agreement is deleted in its entirety and replaced by Schedule 2.3 attached to this Amendment.

6.	Schedule 3.5. In accordance with Section 5.14 of the Agreement, Schedule 3.5 in the Agreement is deleted in its entirety and replaced by Schedule 3.5 attached to this Amendment.

7.	Schedule 3.9. In accordance with Section 5.14 of the Agreement, Schedule 3.9 in the Agreement is deleted in its entirety and replaced by Schedule 3.9 attached to this Amendment.

8.	Schedule 3.10. In accordance with Section 5.14 of the Agreement, Schedule 3.10 in the Agreement is deleted in its entirety and replaced by Schedule 3.10 attached to this Amendment.

9.	Schedule 3.16. In accordance with Section 5.14 of the Agreement, Schedule 3.16 in the Agreement is deleted in its entirety and replaced by Schedule 3.16 attached to this Amendment.

10.	Exhibit F. Exhibit F of the Agreement is replaced in its entirety with Exhibit F attached hereto.

11.	Miscellaneous. The Recitals of this Amendment are hereby incorporated in and made a part of this Amendment by reference. Except as expressly modified hereby the terms of the Agreement shall remain in full force and effect as written. If there shall be any conflict or inconsistency between the terms and conditions of this Amendment and those of the Agreement, the terms and conditions of this Amendment shall control. Any capitalized term used in this Agreement and not otherwise defined herein, shall have the meaning ascribed to such term in the Agreement. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together shall constitute on agreement. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Signatures appear on following pages.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.

SELLER:

HFP Hotel Owner II, LLC

By:	Hotel Four Pack, LLC, its Managing Member

By:	Barceló Crestline Corporation, its Managing Member

By:	/s/ Pierre M. Donahue
Name: Pierre M. Donahue
Its: EVP/Secretary

CSB Stratford, LLC

By:	CCC Stratford LLC

By:	/s/ Pierre M. Donahue
Name: Pierre M. Donahue
Its: EVP/Secretary

CC Technology Square, LLC

By:	/s/ Pierre M. Donahue
Name: Pierre M. Donahue
Its: EVP/Secretary

[Signatures continue on the next page]

Signature Page-1

PURCHASER:

ARC HOSPITALITY BALTIMORE, LLC

By:	American Realty Capital Hospitality Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC HOSPITALITY PROVIDENCE, LLC

By:	American Realty Capital Hospitality Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC HOSPITALITY STRATFORD, LLC

By:	American Realty Capital Hospitality Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC HOSPITALITY GA TECH, LLC

By:	American Realty Capital Hospitality Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[End of signatures]

Signature Page-2

Exhibit F

Form of Promissory Note

(see attached)